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                                                                   Exhibit 10(f)

              SUBSCRIPTION AND CONVERTIBILITY CONVERSION AGREEMENT
              ----------------------------------------------------

         THIS SUBSCRIPTION AND CONVERSION AGREEMENT (this "Agreement") is entered into as of December 28, 2000, among AIRBASE REALTY COMPANY, an Ohio corporation (the "Issuer"), ARHC-II, INC., an Indiana corporation (the "Subscriber") and THE HUNTINGTON NATIONAL BANK ("HNB").

                                    RECITALS
                                    --------

         A. The Subscriber desires to purchase from the Issuer, and the Issuer desires to sell to the Subscriber, 400,000 of Issuer's Class B Preferred Shares, $1,000.00 par value per share (the "Shares"), for a purchase price of $1,000.00 per share.

         B. The Shares will be convertible into a like number of shares of the Class B preferred stock of HNB, $1,000.00 par value per share (the "Conversion Shares"), under certain circumstances as described below.

         C. The rights, preferences, and other terms of the Conversion Shares are substantially the same as the rights, preferences, and other terms of the Shares.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Subscription to Shares. The Subscriber hereby subscribes to the Shares and agrees to pay therefor the sum of $1,000.00 per share.


         2. Representations and Warranties of the Subscriber. The Subscriber hereby warrants and represents to and agrees with Issuer and HNB that:

                  a. The undersigned is aware that neither the Shares nor the Conversion Shares have been registered under either federal or state securities laws in reliance on certain exemptions contained therein.

                   b. The undersigned is purchasing the Shares as an investment and not with a view to distribution or resale thereof.

                  c. The undersigned is aware of the kind of information that would be available in a registration statement filed under the provisions of the Securities Act of 1933.

                  d. The undersigned has had access to the same kind of information about the Issuer and HNB that would be available in such a registration statement and to additional information necessary to verify the accuracy of such information.


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                  e. The undersigned has such knowledge and experience in
financial and business matters that the undersigned is able to evaluate the merits and risks of this investment and to bear the economic risks of this investment.

                  f. The undersigned understands that neither the Shares nor the Conversion Shares are publicly traded and that no market for them exists, and that none will exist in the foreseeable future.

                  g. The undersigned shall indemnify and save harmless the Issuer and HNB, their respective officers, directors, promoters, incorporator, employees and agents from any and all liabilities, claims, demands, suits or other proceedings arising out of any breach or alleged breach of the foregoing warranties and representations.

                  h. The certificate evidencing the Shares, and if converted, the Conversion Shares shall bear the following legends in conspicuous type:


                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN SUBSCRIPTION AND CONVERSION AGREEMENT, DATED DECEMBER 28, 2000. THE ISSUER WILL MAIL TO THE SHAREHOLDER A COPY OF SUCH AGREEMENT, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

                  i. The Subscriber has received and reviewed copies of the express terms of the Shares and of the Conversion Shares.

         3. Conversion of the Shares. If at any time after the issuance of the Shares, the Office of the Comptroller of the Currency (the "OCC") directs HNB in writing to cause the Shares to be converted into the Conversion Shares, because
(i) HNB is undercapitalized under the prompt corrective regulations, 12 C.F.R. 6.4(b), (ii) HNB is placed into conservatorship or receivership, or (iii) the OCC, in its sole discretion, anticipates HNB becoming undercapitalized in the near term, then (a) the Subscriber shall immediately exchange the Shares for the Conversion Shares, on a one share for one share basis, by delivering any and all certificates representing any of the Shares to HNB, properly endorsed for transfer, (b) HNB shall issue the Conversion Shares to the Subscriber, and (c) the Issuer shall promptly pay to the Subscriber any and all accrued but unpaid dividends on the Shares through the date of the exchange.

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         4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                    AIRBASE REALTY COMPANY


                                    By: /s/ Steven A. Hinshaw
                                        -------------------------------------
                                        Steven A. Hinshaw, Vice President

                                    ARHC-II, INC.


                                    By: /s/ Gregory C. Sheridan
                                        -------------------------------------
                                        Gregory C. Sheridan, President

                                    THE HUNTINGTON NATIONAL BANK


                                    By: /s/ John W. Liebersbach
                                        -------------------------------------

                                    Print Name: John W. Liebersbach
                                                -----------------------------

                                    Title: Senior Vice President
                                           ----------------------------------




STATE OF OHIO

COUNTY OF FRANKLIN

         I, Steven A. Hinshaw, being duly sworn, state that I am the Vice President of Airbase Realty Company, and that the foregoing statements are true and correct to the best of my knowledge and belief.

                                       /s/ Steven A. Hinshaw
                                       -----------------------------------
                                       Steven A. Hinshaw, Vice President


SWORN TO AND SUBSCRIBED IN MY PRESENCE ON DECEMBER 26, 2000.




                                                /s/ Caroline F. Moore
                                                ------------------------------
                                                NOTARY PUBLIC


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STATE OF INDIANA

COUNTY OF MARION

         I, Gregory C. Sheridan, being duly sworn, state that I am the President of ARHC-II, Inc., and that the foregoing statements are true and correct to the best of my knowledge and belief.

                                             /s/ Gregory C. Sheridan
                                             --------------------------------
                                             Gregory C. Sheridan, President


SWORN TO AND SUBSCRIBED IN MY PRESENCE ON DECEMBER 28, 2000.


                                             /s/ Cheryl L. Calder
                                             ------------------------------
                                             NOTARY PUBLIC


STATE OF OHIO

COUNTY OF FRANKLIN

         I, John W. Liebersbach, being duly sworn, state that I am the Senior Vice President of The Huntington National Bank, and that the foregoing statements are true and correct to the best of my knowledge and belief.

                                             /s/ John W. Liebersbach
                                             ------------------------------
                                             Senior Vice President
                                             ------------------------------


SWORN TO AND SUBSCRIBED IN MY PRESENCE ON DECEMBER 26, 2000.


                                                /s/ Caroline F. Moore
                                                ------------------------------
                                                NOTARY PUBLIC



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